FOURTH AMENDMENT TO PARTICIPATION AGREEMENT

THIS FOURTH AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 17th day of September, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (the “Adviser”), AMERICAN CENTURY INVESTMENT SERVICES, INC. (the “Distributor), collectively the Parties, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, GWL&A, the Adviser and the Distributor are parties to a Fund Participation Agreement dated September 14, 1999, and amended April 20, 1999, May 1, 2002 and April 26, 2005 (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add First GWL&A, a New York life insurance company, as a Party to the Agreement;

WHEREAS, the Parties to the Agreement desire to add additional separate Accounts; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting in its entirety Schedule A of the Agreement and replacing it with the Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) the First GWL&A Account was established under the insurance laws of the State of New York; (ii) references in Section 2.1 to certain Colorado laws shall be changed to Section 4240, et. seq., of New York Insurance Law for the purposes of the First GWL&A Account; (iii) references in Section 2.4 to certain Colorado insurance laws shall be to the insurance laws of the State of New York for the purposes of the First GWL&A Account; (iv) references in Section 12.5 to the Colorado Insurance Commissioner and Colorado Variable Life Regulations shall be changed to the New York Insurance Commissioner and New York Variable Life Regulations for the purposes of the First GWL&A Account. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A);
3.	All references to the “First GWL&A Account” now include the COLI VUL Series Account 2 (First GWL&A) and COLI VUL Series Account 4 (First GWL&A);
4.	Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 17th day of September, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker___________

Name: Ron Laeyendecker

Title:	Senior Vice-President
Date:	9/12/2007

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Robert Shaw	___________

Name: Robert Shaw

Title:	Senior Vice-President
Date:	9/17/2007

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By its authorized officer,

By: /s/ Otis H. Cowan___________

Name: Otis H. Cowan

Title:	Vice-President
Date:	9/06/2007

AMERICAN CENTURY INVESTMENT SERVICES, INC.

By its authorized officer,

By: /s/ Cindy A. Tilton___________

Name: Cindy A. Tilton

Title:	Vice-President
Date:	9/06/2007

SCHEDULE A

Contracts	Form Number	Account

Individual Flexible Premium

Variable Universal Life	J355	COLI VUL-2
J500	COLI VUL-4

Individual Flexible Premium

Variable Universal Live	J355 (NY)	COLI VUL-2 (NY)
J500 (NY)	COLI VUL-4 (NY)

Group Tax Deferred Annuity	GTDAMF92 Vol	FutureFunds
Group Tax Deferred Annuity	GTDAMF92 ER	FutureFunds

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